FORWARD FUNDS

Supplement dated March 12, 2007

to the

Forward Long/Short Credit Analysis Fund Prospectus

dated December 27, 2006

Change in Contingent Deferred Sales Charge for Class C Shares

Effective immediately, all references in the Prospectus to the period a shareholder must hold Class C shares of the Long/Short Analysis Fund in order to avoid paying a contingent deferred sales charge are changed to eighteen months.

Change in Time for Obtaining Foreign Exchange Rates and Forward Currency Foreign Exchange Rates

Effective immediately, the following language will replace the first two full sentences on page 29 of the Prospectus:

Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.